JOHN HANCOCK
Independence Diversified
Core Equity Fund II
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Prospectus                                                              7.1.2004
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                                                                      as revised
                                                                          3.1.05



[John Hancock LOGO]
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JOHN HANCOCK FUNDS

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
================================================================================

JOHN HANCOCK INDEPENDENCE DIVERSIFIED CORE EQUITY FUND II                      4

YOUR ACCOUNT
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Who can buy shares                                                             6
Opening an account                                                             6
Buying shares                                                                  7
Selling shares                                                                 8
Transaction policies                                                          10
Dividends and account policies                                                10
Additional investor services                                                  11

FUND DETAILS
--------------------------------------------------------------------------------
Business structure                                                            11
Financial highlights                                                          12

FOR MORE INFORMATION                                                  BACK COVER
--------------------------------------------------------------------------------

Independence Diversified Core Equity Fund II

[GRAPHIC] GOAL AND STRATEGY

The fund seeks above-average total return, consisting of capital appreciation and income. To pursue this goal, the fund normally invests at least 80% of its assets in a diversified portfolio of equity securities which are primarily stocks of large-capitalization companies (companies in the capitalization range of the S&P 500 Index, which was $921.4 million to $307.1 billion on March 31,
2004). The portfolio's risk profile is substantially similar to that of the S&P 500 Index.

The managers select from a menu of common stocks that trade on U.S. exchanges and that evolves over time. Approximately 70% to 80% of these companies also are included in the S&P 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to perform analyses of earnings and growth prospects. A series of proprietary computer models use financial data to rank the stocks according to their combination of:

o value, meaning they appear to be underpriced

o improving fundamentals, meaning they show potential for strong growth

This process, together with a risk/return analysis against the S&P 500 Index, results in a portfolio of approximately 75 to 125 of the stocks from the top 60% of the menu. The fund generally sells stocks that fall into the bottom 20% of the menu. In normal circumstances, the fund is almost entirely invested in U.S. common stocks. The fund may, however, invest in certain other types of equity securities, including dollar-denominated foreign securities.

In abnormal circumstances, the fund may temporarily invest more than 20% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================
[GRAPHIC] PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Total returns
2004 total return as of 3-31-04: 2.83%
Best quarter: Q4 '98, 25.14%
Worst quarter: Q3 `02, -18.31%

After-tax returns
After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Index (reflects no fees or taxes)
Standard & Poor's 500 Index, an unmanaged index of 500 stocks.

--------------------------------------------------------------------------------
Calendar year total returns
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       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  1996     1997     1998     1999     2000     2001      2002     2003
20.08%   29.49%   30.15%   11.59%   -6.88%   -9.05%   -23.36%   25.24%

--------------------------------------------------------------------------------
Average annual total returns for periods ending 12-31-03
--------------------------------------------------------------------------------
                                                       1 year   5 year   Life of
                                                                           Fund
--------------------------------------------------------------------------------
Fund before tax (began 3-10-95)                        25.24%   -1.93%    9.97%
--------------------------------------------------------------------------------
Fund after tax on distributions                        24.88%   -4.97%    6.94%
--------------------------------------------------------------------------------
Fund after tax on distributions, with sale             16.38%   -2.39%    7.76%
================================================================================
Standard & Poor's 500 Index                            26.68%   -0.57%   11.60%

4

[GRAPHIC] MAIN RISKS

The value of your investment will fluctuate in response to stock market movements. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy will influence performance significantly. If the investment research team's financial analyses turn out to be inaccurate, or if the proprietary computer models do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political instability.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

================================================================================
[GRAPHIC] YOUR EXPENSES

Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Annual operating expenses
--------------------------------------------------------------------------------
Management fee                                                             0.50%
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Other expenses                                                             0.21%
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Total fund operating expenses                                              0.71%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions, that the average annual return was 5% and that your shares were redeemed at the end of the time frame. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                      Year 1   Year 3   Year 5   Year 10
--------------------------------------------------------------------------------
                                                 $73     $227     $395      $883

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SUBADVISER

Independence Investment LLC

Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1982

Supervised by the adviser

FUND CODES
Class I     Ticker          COREX
            CUSIP           410132708
            Newspaper       IndpCorII
            SEC number      811-8852
            JH fund number  425

Your account

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WHO CAN BUY SHARES

Class I shares are offered without any sales charge to certain types of investors, as noted below:

  o Retirement and other benefit plans and their participants

  o Rollover assets for participants whose plans are invested in the fund


  o Endowment funds and foundations


  o Any state, county or city, or its instrumentality, department, authority or agency


  o Accounts registered to insurance companies, trust companies and bank trust departments


  o Investment companies not affiliated with the adviser

  o Investors who participate in fee-based, wrap and other investment platform programs

  o Any entity that is considered a corporation for tax purposes

  o Fund trustees and other individuals who are affiliated with these and other John Hancock funds

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OPENING AN ACCOUNT

1 Read this prospectus carefully.

2 Determine if you are eligible, by referring to "Who can buy shares" on the left.

3 Determine how much you want to invest. The minimum initial investment is $10,000. There is no minimum investment for retirement plans with at least 350 eligible employees.

4 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account.

5 Make your initial investment using the table on the next page.

6 If you have questions or need more information, please contact your financial representative or call Signature Services at 1-888-972-8696.

John Hancock Funds may pay significant compensation out of its own resources to your financial representative.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares. These payments are described in the Statement of Additional Information.

Other classes of shares of the funds, which have their own expense structure, may be offered in separate prospectuses.


6 YOUR ACCOUNT

====================================================================================================================================
Buying shares
====================================================================================================================================
                        Opening an account                                      Adding to an account
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By check
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[GRAPHIC]               o Make out a check for the investment amount,           o Make out a check for the investment amount
                          payable to "John Hancock Signature Services,            payable to "John Hancock Signature Services,
                          Inc."                                                   Inc."

                        o Deliver the check and your completed application      o If your account statement has a detachable
                          to your financial representative, or mail them          investment slip, please complete in its
                          to Signature Services (address below).                  entirety. If no slip is available, include a
                                                                                  note specifying the fund name(s), your share
                                                                                  class, your account number and the name(s) in
                                                                                  which the account is registered.

                                                                                o Deliver the check and investment slip or note to
                                                                                  your financial representative, or mail them to
                                                                                  Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]               o Call your financial representative or Signature       o Call your financial representative or Signature
                          Services to request an exchange.                        Services to request an exchange.

                        o You may only exchange for shares of other             o You may only exchange for shares of other
                          institutional funds, Class I shares or Money            institutional funds, Class I shares or Money
                          Market Fund Class A shares.                             Market Fund Class A shares.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]               o Deliver your completed application to your            o Instruct your bank to wire the amount of your
                          financial representative or mail it to Signature        investment to:
                          Services.                                                  First Signature Bank & Trust
                                                                                     Account # 900022260
                        o Obtain your account number by calling your                 Routing # 211475000
                          financial representative or Signature Services.
                                                                                Specify the fund name(s), your share class, your
                        o Instruct your bank to wire the amount of your         account number and the name(s) in which the
                          investment to:                                        account is registered. Your bank may charge a fee
                             First Signature Bank & Trust                       to wire funds.
                             Account # 900022260
                             Routing # 211475000

                        Specify the fund name(s), the share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

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By phone
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[GRAPHIC]               See "By exchange" and "By wire."                        o Verify that your bank or credit union is a
                                                                                  member of the Automated Clearing House (ACH)
                                                                                  system.

                                                                                o Complete the "To Purchase, Exchange or Redeem
                                                                                  Shares via Telephone" and "Bank Information"
                                                                                  sections on your account application.

                                                                                o Call Signature Services between 8:30 A.M. and
                                                                                  5:00 P.M. Eastern Time on most business days to
                                                                                  verify that these features are in place on your
                                                                                  account.

                                                                                o Call your financial representative or Signature
                                                                                  Services with the fund name(s), your share
                                                                                  class, your account number, the name(s) in which
                                                                                  the account is registered and the amount of your
                                                                                  investment.

--------------------------------------------
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for
instructions and assistance.
--------------------------------------------
                                                                 YOUR ACCOUNT  7

====================================================================================================================================
Selling shares
====================================================================================================================================
                                                                                To sell some or all of your shares
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By letter
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[GRAPHIC]               o Sales of any amount.                                  o Write a letter of instruction indicating the
                                                                                  fund name, your account number, your share
                                                                                  class, the name(s) in which the account is
                                                                                  registered and the dollar value or number of
                                                                                  shares you wish to sell.

                                                                                o Include all signatures and any additional
                                                                                  documents that may be required (see next page).

                                                                                o Mail the materials to Signature Services.

                                                                                o A check or wire will be sent according to your
                                                                                  letter of instruction.

                                                                                o Certain requests will require a Medallion
                                                                                  signature guarantee. Please refer to "Selling
                                                                                  shares in writing" on the next page.

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By phone
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[GRAPHIC]               Amounts up to $100,000:
                        o Most accounts.                                        o Redemption proceeds of up to $100,000 may be
                                                                                  sent by wire or by check. A check will be mailed
                                                                                  to the exact name(s) and address on the account.

                                                                                o To place your request with a representative at
                                                                                  John Hancock Funds, call Signature Services
                                                                                  between 8:30 A.M. and 5:00 P.M. Eastern Time on
                                                                                  most business days or your financial
                                                                                  representative.

                        Amounts up to $5 million:
                        o Available to the following types of accounts:         o Redemption proceeds exceeding $100,000 must be
                          custodial accounts held by banks, trust                 wired to your designated bank account.
                          companies or broker-dealers; endowments and
                          foundations; corporate accounts; group                o Redemption proceeds exceeding $100,000 and sent
                          retirement plans; and pension accounts                  by check will require a letter of instruction
                          (excluding IRAs, 403(b) plans and all John              with a Medallion signature guarantee. Please
                          Hancock custodial retirement accounts).                 refer to "Selling shares in writing" on the next
                                                                                  page.

------------------------------------------------------------------------------------------------------------------------------------
 By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]               o Requests by letter to sell any amount.                o To verify that the telephone redemption
                                                                                  privilege is in place on an account, or to
                        o Qualified requests by phone to sell up to $5            request the forms to add it to an existing
                          million (accounts with telephone redemption             account, call Signature Services.
                          privileges).
                                                                                o Amounts of $5 million or more will be wired on
                                                                                  the next business day.

                                                                                o Amounts up to $100,000 may be sent by EFT or by
                                                                                  check. Funds from EFT transactions are generally
                                                                                  available by the second business day. Your bank
                                                                                  may charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]               o Sales of any amount.                                  o Obtain a current prospectus for the fund into
                                                                                  which you are exchanging by calling your
                                                                                  financial representative or Signature Services.

                                                                                o You may only exchange for shares of other
                                                                                  institutional funds, Class I shares or Money
                                                                                  Market Fund Class A shares.

                                                                                o Call your financial representative or Signature
                                                                                  Services to request an exchange.


8 YOUR ACCOUNT

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below, unless they were previously provided to Signature Services and are still accurate. You may also need to include a Medallion signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares and are requesting payment by check

o you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts).

o you are requesting payment other than by a check/wire mailed to the address/bank of record and payable to the registered owner(s)

You will need to obtain your Medallion signature guarantee from a member of the Signature Guarantee Medallion Program. Most banks, brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

================================================================================
Seller                                    Requirements for written requests     [GRAPHIC]
================================================================================
Owners of individual, joint or            o Letter of instruction.
UGMA/UTMA accounts (custodial accounts
for minors).                              o On the letter, the signatures of all
                                            persons authorized to sign for the
                                            account, exactly as the account is
                                            registered.

                                          o Medallion signature guarantee if
                                            applicable (see above).


--------------------------------------------------------------------------------
Owners of corporate, sole                 o Letter of instruction.
proprietorship, general partner or
association accounts.                     o Corporate business/organization
                                            resolution, certified within the
                                            past 12 months, or a John Hancock
                                            Funds business/organization
                                            certification form.

                                          o On the letter and the resolution,
                                            the signature of the person(s)
                                            authorized to sign for the account.

                                          o Medallion signature guarantee if
                                            applicable (see above).
--------------------------------------------------------------------------------

Owners or trustees of retirement plan,    o Letter of instruction.
pension trust and trust accounts.
                                          o On the letter, the signature(s) of
                                            the trustee(s).

                                          o Copy of the trust document certified
                                            within the past 12 months or a John
                                            Hancock Funds trust certification
                                            form.

                                          o Medallion signature guarantee if
                                            applicable (see above).


--------------------------------------------------------------------------------
Joint tenancy shareholders with rights    o Letter of instruction signed by
of survivorship whose co-tenants are        surviving tenant.
deceased.
                                          o Copy of death certificate.

                                          o Medallion signature guarantee if
                                            applicable (see above).
--------------------------------------------------------------------------------

Executors of shareholder estates.         o Letter of instruction signed by
                                            executor.

                                          o Copy of order appointing executor,
                                            certified within the past 12 months.

                                          o Medallion signature guarantee if
                                            applicable (see above).


--------------------------------------------------------------------------------
Administrators, conservators,             o Call 1-888-972-8696 for
guardians and other sellers or account      instructions.
types not listed above.
--------------------------------------------------------------------------------

=========================================================
Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

Phone Number: 1-888-972-8696

Or contact your financial representative for instructions
and assistance.
=========================================================


                                                                  YOUR ACCOUNT 9

================================================================================
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. The fund may also value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. The fund may trade foreign stock or other portfolio securities on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares.

Buy and sell prices When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange institutional fund and Class I shares for shares of any other institutional fund, Class I shares or Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note:
Once exchanged into Money Market Fund Class A, shares may only be exchanged back into Class I or institutional fund shares.

The fund does not permit market timing or other excessive trading practices that may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the fund, the fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the fund, are engaging in market timing. For these purposes, the fund may consider an investor's trading history in the fund or other John Hancock funds, and accounts under common ownership or control. The fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

Account information John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares The fund no longer issues share certifi-cates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but a fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

o after any changes of name or address of the registered owner(s)

o in all other circumstances, at least quarterly

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The fund declares and pays any income dividends quarterly. Capital gains, if any, are typically distributed annually.

Dividend reinvestments Dividends will be reinvested automatically in additional shares of the same fund on the dividend record date. Alternatively, you can choose to have your dividends and capital gains sent directly to your bank account or a check will be sent in the amount of more than $10. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.


10 YOUR ACCOUNT

Taxability of dividends For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's short-term capital gains are taxable as ordinary income. Dividends from the fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES


Fund securities The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site at www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one month lag and is available on the funds' Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the funds' Web site.


Fund Details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations. The trustees have the power to change the fund's investment goal without shareholder approval.

The trustees of the fund have the power to change the fund's policy of investing at least 80% of its assets in equity securities without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in this 80% investment policy.


The management firm The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc., (a subsidiary of Manulife Financial Corporation) and as of December 31, 2004 managed approximately $30 billion in assets.

The subadviser Independence Investment LLC, 53 State Street, Boston, MA 02109, is the subadviser to the fund. Founded in 1982, Independence Investment is a wholly owned subsidiary of John Hancock Financial Services, Inc., and manages approximately $10 billion in assets as of December 31, 2004.


Management fees During the fund's last fiscal year, the fund paid the investment adviser a management fee equal to 0.50% of the fund's average net assets.


                                                                 YOUR ACCOUNT 11

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

This table details the performance of the fund, including total return information showing how much an investment in the fund has increased or decreased each year.

Independence Diversified Core Equity Fund II
Figures audited by Deloitte & Touche LLP.

COMMON SHARES PERIOD ENDED:                               2-29-00   2-28-01   2-28-02      2-28-03  2-29-04
===========================================================================================================
PER SHARE OPERATING PERFORMANCE
===========================================================================================================
Net asset value, beginning of period                       $15.69    $14.23    $ 8.91      $  6.50   $ 4.92
-----------------------------------------------------------------------------------------------------------
Net investment income(1)                                     0.09      0.09      0.05         0.04     0.04
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       0.34     (0.29)    (0.75)       (1.55)    1.74
-----------------------------------------------------------------------------------------------------------
Total from investment operations                             0.43     (0.20)    (0.70)       (1.51)    1.78
-----------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------
From net investment income                                  (0.09)    (0.10)    (0.06)       (0.04)   (0.05)
-----------------------------------------------------------------------------------------------------------
From net realized gain                                      (1.80)    (5.02)    (1.65)       (0.03)      --
-----------------------------------------------------------------------------------------------------------
                                                            (1.89)    (5.12)    (1.71)       (0.07)   (0.05)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $14.23    $ 8.91    $ 6.50      $  4.92   $ 6.65
-----------------------------------------------------------------------------------------------------------
Total return(2) (%)                                          1.99     (2.68)    (8.46)(3)   (23.29)   36.28
===========================================================================================================
RATIOS AND SUPPLEMENTAL DATA
===========================================================================================================
Net assets, end of period (in millions)                    $  426    $  147    $   87      $    61   $   37
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)                  0.64      0.67      0.70         0.74     0.71
-----------------------------------------------------------------------------------------------------------
Ratio of adjusted expenses to average net assets(4) (%)        --        --      0.70           --       --
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)     0.57      0.61      0.64         0.77     0.78
-----------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                         69        56        52           72       77

(1) Based on the average of the shares outstanding.
(2) Assumes dividend reinvestment.
(3) Total return would have been lower had certain expenses not been reduced during the period shown.
(4) Does not take into consideration expense reductions during the period shown.

================================================================================
The following return is not audited and is not part of the audited financial highlights presented above:
Without the expense reductions, the effect on the return for the fund for the year ended February 28, 2002 would have been less than 0.01%.


12 FUND DETAILS

For more information
================================================================================
Two documents are available that offer further information on the John Hancock Independence Diversified Core Equity Fund II:

Annual/Semiannual Report to Shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).


Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.


To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:
By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, MA 02217-1001

By phone: 1-888-972-8696

By EASI-Line: 1-800-597-1897 By

TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov (duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC        K00PN  3/05
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John Hancock Funds, LLC
MEMBER NASD
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